UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

FS Credit Real Estate Income Trust, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	000-56163	81-4446064
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

CLO Transaction Overview

On February 19, 2025 (the “CLO Closing Date”), FS Credit Real Estate Income Trust, Inc. (the “Company”) issued a collateralized loan obligation (the “CLO”) through its subsidiary real estate investment trust, FS Rialto Sub-REIT LLC (“Sub-REIT”), and a wholly-owned subsidiary of Sub-REIT, FS Rialto 2025-FL10 Issuer, LLC, a newly-formed Delaware limited liability company, as issuer (the “CLO Issuer”).

On the CLO Closing Date, the CLO Issuer issued six classes of offered notes, the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D Notes and the Class E Notes (the “Offered Notes”), and an additional three classes of non-offered notes, the Class F Notes, the Class G Notes and the Class H Notes (together with the Offered Notes, the “Notes”; all classes of Notes other than the Class H Notes are referred to collectively herein as the “Secured Notes”), each in the principal amount and having the characteristics and designations set forth in the table and description below.

The CLO Issuer issued the Notes pursuant to the terms of an indenture, dated as of February 19, 2025 (the “Indenture”), by and among the CLO Issuer, the Company, as advancing agent (in such capacity, the “Advancing Agent”), Wilmington Trust, National Association, as trustee (the “Trustee”), and Computershare Trust Company, National Association, as note administrator (in such capacity, the “Note Administrator”) and custodian. The Note Administrator will also act as paying agent, calculation agent, transfer agent, backup advancing agent and notes registrar for the CLO Issuer. The Company will serve as the collateral manager for the CLO Issuer. A copy of the Indenture is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Class of Notes	Principal Balance	Percentage of the Aggregate Principal Balance of all Notes	Ratings (Moody’s / Fitch)	Initial Weighted Average Life of Notes(1)	Fully Extended Weighted Average Life of Notes(2)
Class A Notes	$579,867,000	56.750%	Aaa(sf) / AAAsf	3.04 years	4.32 years
Class A-S Notes	$134,111,000	13.125%	NR / AAAsf	3.76 years	5.03 years
Class B Notes	$68,971,000	6.750%	NR / AA-sf	4.28 years	5.50 years
Class C Notes	$54,921,000	5.375%	NR / A-sf	4.43 years	5.50 years
Class D Notes	$34,486,000	3.375%	NR / BBBsf	4.50 years	5.50 years
Class E Notes	$17,881,000	1.750%	NR / BBB-sf	4.82 years	5.50 years
Class F Notes	$33,208,000	3.250%	NR / BB-sf	4.83 years	5.50 years
Class G Notes	$22,991,000	2.250%	NR / B-sf	4.83 years	5.50 years
Class H Notes	$75,357,515	7.375%	NR / NR	4.89 years	5.50 years

(1)	The initial weighted average life of each Class of Notes has been calculated assuming that there are no prepayments, defaults or delinquencies and certain other modeling assumptions. In addition, it is assumed that each commercial real estate loan pays off on its current maturity date without extension. There can be no assurances that such assumptions will be met.
(2)	The fully extended weighted average life of each Class of Notes has been calculated assuming that there are no prepayments, defaults or delinquencies and certain other modeling assumptions. In addition, it is assumed that each commercial real estate loan is fully extended to its maximum contracted extension term. There can be no assurances that such assumptions will be met.

The Notes will mature at par on the payment date in August 2042, unless redeemed or repaid prior thereto.

The Indenture allows for the exchange of all or a portion of certain classes of Notes for proportionate interests in one or more classes of certain other notes, as further explained under the heading “Exchangeable Notes” below.

The Offered Notes were placed pursuant to a Placement Agency Agreement, dated as of January 31, 2025, by and among the CLO Issuer, the Company, FS CREIT Finance Holdings LLC (the “Seller”), Goldman Sachs & Co. LLC (“Goldman Sachs”), Barclays Capital Inc. (“Barclays”), Natixis Securities Americas LLC (“Natixis”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), BMO Capital Markets Corp. (“BMO Capital Markets”), Citigroup Global Markets Inc. (“Citigroup”), J.P. Morgan Securities LLC (“JPMS”) and M&T Securities, Inc. (together with Goldman Sachs, Barclays, Natixis, Wells Fargo Securities, BMO Capital Markets, Citigroup and JPMS, the “Placement Agents”). FS Rialto 2025-FL10 Holder, LLC, which is an indirect wholly-owned subsidiary of the Company and a direct wholly-owned subsidiary of Sub-REIT, acquired 100% of the Class F Notes, the Class G Notes and the Class H Notes issued on the CLO Closing Date.

The Offered Notes represent limited recourse obligations of the CLO Issuer payable solely from certain collateral interests acquired by the CLO Issuer on and after the CLO Closing Date and pledged under the Indenture. To the extent the collateral is insufficient to make payments in respect of the Offered Notes, none of the CLO Issuer, any of its affiliates or any other person will have any obligation to pay any further amounts in respect of the Offered Notes. The Class H Notes are not secured.

The Class H Notes have no stated interest rate. The holders of the Class H Notes will be entitled to receive, on each monthly payment date up to (but not including) the stated maturity date of such Notes (unless redeemed prior thereto), as distributions of principal and interest, any cash remaining after payment of all distributions with a more senior level of priority. In addition, upon any redemption of the Notes and upon the maturity of the Notes, the holders of the Class H Notes will be entitled to receive all net proceeds remaining after the sale of the collateral in accordance with the Indenture and cash, if any, remaining after payment of all specified amounts in accordance with the priority of payments.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The proceeds from the issuance of the Notes on the CLO Closing Date, after payment of certain fees and expenses, were used to (i) purchase an initial portfolio of collateral interests, (ii) repay amounts owed in respect of certain pre-CLO Closing Date financings, including under certain repurchase facilities with affiliates of the Placement Agents, and (iii) undertake certain related activities.

The initial portfolio of collateral interests was purchased by the CLO Issuer from the Seller pursuant to a collateral interest purchase agreement (the “Collateral Interest Purchase Agreement”), dated as of February 19, 2025, by and among the CLO Issuer, the Seller, the Company and, solely with regard to certain tax covenants, Sub-REIT. Pursuant to the Collateral Interest Purchase Agreement, the Seller made certain representations and warranties to the CLO Issuer with respect to the collateral interests. In the event that a material breach of a representation or warranty or document defect with respect to any collateral interest exists, the Seller will have to either (a) correct or cure such breach of representation or warranty or document defect in all material respects, within 90 days (or as such time may be extended under the Collateral Interest Purchase Agreement) of discovery by the Seller or any party to the Indenture (to the extent such breach is capable of being corrected or cured), (b) make a cash payment to the CLO Issuer in an amount that the Special Servicer determines is sufficient to compensate the CLO Issuer or (c) repurchase such collateral interest at a repurchase price calculated as set forth in the Collateral Interest Purchase Agreement. The obligation of the Seller to repurchase a collateral interest in connection with a material breach of a representation or warranty or a document defect pursuant to the Collateral Interest Purchase Agreement has been guaranteed by the Company.

The Notes

Collateral

The Secured Notes will be secured by, among other things, (i) the commercial mortgage loans and participation interests in commercial mortgage loans acquired by the CLO Issuer on the CLO Closing Date and thereafter from time to time in accordance with the terms of the Indenture, (ii) the collection account, the participated loan collection account, the payment account, the custodial account and the related security entitlements and all income from the investment of funds in any of the foregoing at any time credited to any of the foregoing accounts, (iii) the eligible investments purchased from deposits in certain accounts, (iv) the CLO Issuer’s rights under certain agreements (including the Collateral Interest Purchase Agreement and the Servicing Agreement, each as defined herein), (v) all amounts delivered to the Note Administrator or its bailee (directly or through a securities intermediary), (vi) all other investment property, instruments and general intangibles in which the CLO Issuer has an interest, (vii) the CLO Issuer’s ownership interests in and rights in all permitted subsidiaries and (viii) all proceeds of the foregoing (collectively, the “Collateral”).

Maturity

The Notes will mature at par on the payment date in August 2042, unless redeemed or repaid prior thereto.

Interest Rate

For purposes of the below, “Benchmark” means the reference rate used to determine the rate at which interest will accrue on a Class of Notes, which (1) initially will be Term SOFR and (2) from and after the occurrence of a benchmark transition event with respect to a Benchmark and its related benchmark replacement date will be the applicable benchmark replacement.

Class A Notes. The Class A Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b)(i) with respect to each payment date (and related interest accrual period), 1.385045% plus (ii) with respect to each payment date (and related interest accrual period) on and after the payment date in December 2030, 0.25%.

Class A-S Notes. The Class A-S Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b)(i) with respect to each payment date (and related interest accrual period), 1.593011% plus (ii) with respect to each payment date (and related interest accrual period) on and after the payment date in December 2030, 0.25%.

Class B Notes. The Class B Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b)(i) with respect to each payment date (and related interest accrual period), 1.846836% plus (ii) with respect to each payment date (and related interest accrual period) on and after the payment date in December 2030, 0.50%.

Class C Notes. The Class C Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b)(i) with respect to each payment date (and related interest accrual period), 2.146410% plus (ii) with respect to each payment date (and related interest accrual period) on and after the payment date in December 2030, 0.50%.

Class D Notes. The Class D Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b)(i) with respect to each payment date (and related interest accrual period), 2.695626% plus (ii) with respect to each payment date (and related interest accrual period) on and after the payment date in December 2030, 0.50%.

Class E Notes. The Class E Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b)(i) with respect to each payment date (and related interest accrual period), 3.494476% plus (ii) with respect to each payment date (and related interest accrual period) on and after the payment date in December 2030, 0.50%.

Class F Notes. The Class F Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b) with respect to each payment date (and related interest accrual period), 4.500000%.

Class G Notes. The Class G Notes will bear interest during each interest accrual period at a per annum rate equal to the sum of (a) the Benchmark plus (b) with respect to each payment date (and related interest accrual period), 5.500000%.

Interest on the Secured Notes will be calculated based on the actual number of days in the related interest accrual period, assuming a 360-day year.

The failure to pay interest on the Class A Notes, the Class A-S Notes or the Class B Notes at any time or, if no Class A Notes, Class A-S Notes or Class B Notes are outstanding, on any other class of Notes at the time such class of Notes is the most senior class of Notes outstanding, will constitute an event of default under the Indenture (following any applicable grace period).

For so long as any class of Notes with a higher priority is outstanding, any interest due on the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes and the Class G Notes that is not paid as a result of the operation of the priority of payments on any payment date (any such interest, “Deferred Interest”) will be deferred, will not be considered “due and payable” and the failure to pay such Deferred Interest will not be an event of default under the Indenture. Any Deferred Interest will be added to the outstanding principal balance of such class of Notes.

Principal payments on each class of Notes will be paid in accordance with the priority of payments set forth in the Indenture.

Exchangeable Notes

The Indenture allows for the exchange of all or a portion of the Class F Notes and the Class G Notes, as follows: (i) the Class F Notes may be exchanged for proportionate interests in the Class F-E Notes and the Class F-X Notes and (ii) the Class G Notes may be exchanged for proportionate interests in the Class G-E Notes and the Class G-X Notes, in the manner set forth in the Indenture.

Subordination of the Notes

In general, payments of interest and principal on any class of Notes are subordinate to all payments of interest and principal on any class of Notes with a more senior priority. Generally, all payments on the Notes will be subordinate to certain payments required to be made in respect of any interest advances and certain other expenses.

Note Protection Tests

The Notes are subject to note protection tests (the “Note Protection Tests”), which will be used primarily to determine whether and to what extent interest received on the collateral interests may be used to make certain payments subordinate to interest and principal payments to the Offered Notes in the priority of payments set forth in the Indenture.

If either of the Note Protection Tests are not satisfied as of any determination date, then on the next payment date, interest proceeds will be used to redeem the Offered Notes in accordance with the priority of payments until such Note Protection Tests are satisfied.

The following chart specifies the minimum ratios required for each Note Protection Test to be satisfied for the Notes.

Note Protection Test	Ratio
Minimum Par Value	112.48%
Minimum Interest Coverage	120.00%

The par value ratio is, as of any measurement date, the number (expressed as a percentage) calculated by dividing (a) the net outstanding portfolio balance on such measurement date by (b) the sum of the aggregate outstanding amount of the Class A Notes, the Class A-S Notes, the Class B Notes, the Class C Notes, the Class D and the Class E Notes and the amount of any unreimbursed interest advances.

The interest coverage ratio is generally equal to the interest proceeds from the collateral portfolio divided by the interest payable on the Offered Notes.

Funded Companion Participation Acquisition Period

The CLO includes a 24-month period (unless all of the Notes are redeemed or an event of default occurs before such date) during which the CLO Issuer may acquire additional funded companion participation interests related to the collateral interests acquired by the CLO Issuer on the CLO Closing Date.

The Servicing Agreement

Except for certain non-serviced loans, the commercial real estate loans will be serviced by Wells Fargo Bank, National Association, as servicer (the “Servicer”), and Rialto Capital Advisors, LLC, as special servicer (the “Special Servicer”), pursuant to a servicing agreement (the “Servicing Agreement”), dated as of February 19, 2025, by and among the CLO Issuer, the Servicer, the Special Servicer, the Advancing Agent, the Trustee and the Note Administrator.

The Servicing Agreement requires each of the Servicer and the Special Servicer to diligently service and administer the commercial real estate loans (other than certain non-serviced loans) and any applicable mortgaged property acquired directly or indirectly by the Special Servicer for the benefit of the secured parties under the Indenture. In connection with their respective duties under the Servicing Agreement, the Servicer and the Special Servicer (or any replacement servicer or special servicer) are entitled to monthly servicing and special servicing fees, as described in the Servicing Agreement.

The CLO Issuer Will Generate “Excess Inclusion Income” under the “Taxable Mortgage Pool” Rules

The CLO Issuer likely is a “taxable mortgage pool” (“TMP”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). So long as the CLO Issuer is wholly-owned by Sub-REIT and Sub-REIT remains qualified as a real estate investment trust (“REIT”) under the Internal Revenue Code, the CLO Issuer is expected to be treated as a “qualified REIT subsidiary” that is generally treated as an entity disregarded as separate from Sub-REIT rather than as a fully taxable C corporation.

However, “excess inclusion income” (“EII”) attributable to a TMP, if distributed to the stockholders of a REIT, is taxable in all events to those stockholders regardless of the general tax characteristics of, and any tax attributes (such as net operating losses) otherwise available to, such stockholders. For example, EII would be unrelated business taxable income if it were distributed as dividends to stockholders of the Company that are otherwise generally exempt from U.S. federal income tax. The Company does not intend to distribute EII to its stockholders, but to instead pay (or cause to be paid) corporate income tax on such EII as and when it arises. Although the Company does not expect that the amount of any such corporate income tax will be material, there are various uncertainties concerning the correct computation of EII, which are to be based on regulations that have not yet been issued. These uncertainties could increase the amount of EII taxable to the Company or Sub-REIT above the amount the Company anticipates, could result in a portion of the dividends distributed to stockholders being treated as EII, or both.

In addition, if the CLO Issuer ceased to be a “qualified REIT subsidiary”, that would, subject to certain exceptions, generally be an event of default under the Indenture. In order for the CLO Issuer to remain a “qualified REIT subsidiary” under the Internal Revenue Code, it must remain wholly-owned at all times by Sub-REIT or by another REIT. This generally will require Sub-REIT to retain not only all of the equity in the CLO Issuer, but also all of those classes of Notes as to which counsel to the Company is unable to render an opinion that they will be treated as indebtedness for U.S. federal income tax purposes if they are sold to another party. Such restrictions on transfer will restrict the liquidity of the equity in the CLO Issuer and of the Class F Notes, the Class G Notes and the Class H Notes (and any other retained or repurchased Notes, if applicable), and indirectly the assets that secure the Notes, and could prevent the Company and Sub-REIT from transferring all or part of those positions in circumstances in which it would otherwise do so.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit

EXHIBIT NUMBER	DESCRIPTION
10.1	Indenture dated as of February 19, 2025, by and among FS Rialto 2025-FL10 Issuer, LLC, Wilmington Trust, National Association, Computershare Trust Company, National Association and FS Credit Real Estate Income Trust, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Credit Real Estate Income Trust, Inc.

Date:	February 21, 2025	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
Vice President, Treasurer and Secretary